Exhibit 99.1

News Release

For more information, contact:

For media inquiries

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 404-986-0456

Email: mb8191@att.com

For noteholder inquiries

Global Bondholder Services Corporation

Phone: 866-470-3900 (toll free)

            212-430-3774 (collect)

Email: contact@gbsc-usa.com

AT&T INC. ANNOUNCES MODIFICATION OF PRICING TERMS AND

DEADLINES FOR ITS EXCHANGE OFFERS

Dallas, Texas, November 13, 2017 — AT&T Inc.* (NYSE: T) (“AT&T”) announced today that in response to recent changes in treasury pricing it has amended certain terms of its previously announced private offers to exchange forty-six series of notes across two series of exchange offers (the “Exchange Offers”) to: (i) modify the applicable Spread to Benchmark Security for the New 2028 Notes, the New 2030 Notes and the New 2046 Notes, as set forth in the tables below; (ii) extend the Early Participation Date from 5:00 p.m., New York City time, on November 13, 2017 to 5:00 p.m., New York City time, on November 15, 2017 and (iii) extend the Pricing Time from 11:00 a.m., New York City time, on November 14, 2017 to 11:00 a.m., New York City time, on November 16, 2017. Capitalized terms used but not defined herein have the meanings set forth in the applicable offering memorandum, each dated October 30, 2017 (together, the “Offering Memoranda”), relating to the Exchange Offers.

Except as set forth herein, all other terms, provisions and conditions of the Exchange Offers, including the Withdrawal Deadline and the Expiration Date, will remain in full force and effect as set forth in the respective Offering Memorandum and the related letter of transmittal and consent or letter of transmittal (each a “Letter of Transmittal”). There are no other modifications or extensions being made with respect to the Exchange Offers other than those announced here.

Except as set forth herein, the complete terms of the Exchange Offers are set forth in the respective Offering Memorandum and the related Letter of Transmittal. Copies of the Offering Memoranda and the related Letters of Transmittal are available upon request from Global Bondholder Services Corporation at the telephone numbers provided below.

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

The tables below set forth the modified Spread to Benchmark Security (the “Modified Spread to Benchmark Security”) for each of the New 2028 Notes, the New 2030 Notes and the New 2046 Notes.

MATURITY EXTENSION EXCHANGE OFFERS

Title of Series	Modified Spread to Benchmark Security
New 2028 Notes	175 bps
New 2030 Notes	195 bps

As a result, the New Issue Price (as defined in the Offering Memorandum for the Maturity Extension Exchange Offers, the “Maturity Extension Offering Memorandum”) for the New 2028 Notes and the New 2030 Notes will equal the discounted value of the payments of principal and interest on $1,000 principal amount of such New 2028 Notes or New 2030 Notes, respectively, through their maturity date using a yield equal to the sum of (a) the bid-side yield on the Benchmark Security (as defined in the Maturity Extension Offering Memorandum), calculated as set forth in the Maturity Extension Offering Memorandum, plus (b) 1.750% for the New 2028 Notes and 1.950% for the New 2030 Notes.

OPCO AND AT&T EXCHANGE OFFERS

Title of Series	Modified Spread to Benchmark Security
New 2046 Notes	240 bps

As a result, the New Issue Price (as defined in the Offering Memorandum for the OpCo and AT&T Exchange Offers, the “OpCo and AT&T Exchange Offering Memorandum”) for the New 2046 Notes will equal the discounted value of the payments of principal and interest on $1,000 principal amount of the New 2046 Notes through their maturity date using a yield equal to the sum of (a) the bid-side yield on the Benchmark Security (as defined in the OpCo and AT&T Exchange Offering Memorandum), calculated as set forth in the OpCo and AT&T Exchange Offering Memorandum, plus (b) 2.400%.

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 2

In addition, the Early Participation Date and the Pricing Time for each of the Exchange Offers have been extended as follows:

Date	Original Calendar Date	Extended Calendar Date
Early Participation Date	5:00 p.m., New York City time, on November 13, 2017	5:00 p.m., New York City Time, on November 15, 2017, unless further extended or terminated by AT&T in its sole discretion.

Pricing Time	11:00 a.m., New York City time, on November 14, 2017	11:00 a.m., New York City time, on November 16, 2017, unless further extended or terminated by AT&T in its sole discretion.

With respect to the Exchange Offers, the Withdrawal Deadline and the Expiration Date remain as set forth in each of the Offering Memoranda. For each Exchange Offer, the “Settlement Date” is expected to be on or about December 1, 2017, unless extended or terminated by AT&T in its sole discretion.

TERMS OF THE EXCHANGE OFFERS

The Exchange Offers are only made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended, including by Directive 2010/73/EU (the “Prospectus Directive”), a “qualified investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 3

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memoranda and the Letters of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes (as defined in the Offering Memoranda) who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

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*About AT&T

AT&T Inc. (NYSE:T) is a holding company. AT&T products and services are provided or offered by subsidiaries and affiliates of AT&T Inc. under the AT&T brand and not by AT&T Inc. Additional information about AT&T Inc. is available at about.att.com.

© 2017 AT&T Intellectual Property. All rights reserved. AT&T, the Globe logo and other marks are trademarks and service marks of AT&T Intellectual Property and/or AT&T affiliated companies. All other marks contained herein are the property of their respective owners.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memoranda related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 4